                                                                    EXHIBIT 99.1

DATE: July 22, 2003

FROM:                                         FOR:
Padilla Speer Beardsley Inc.                  Tower Automotive, Inc.
1101 West River Parkway                       5211 Cascade Road S.E., Suite 300
Minneapolis, Minnesota 55415                  Grand Rapids, Michigan 49546

Tony Carideo (612) 455-1700                   Ernie Thomas (616) 802-1600
                                              Dave Tuit (616) 802-1591

FOR IMMEDIATE RELEASE

TOWER AUTOMOTIVE ANNOUNCES OPERATING RESULTS FOR THE SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2003

         GRAND RAPIDS, Mich., July 22 -- Tower Automotive, Inc. (NYSE: TWR), today announced second quarter revenues of $743 million, compared with $751 million in the second quarter of 2002. The company reported a net loss of $2 million, or $0.04 per diluted share, for the quarter versus net income for the second quarter of 2002 of $23 million, or $0.37 per diluted share. As summarized in the table below, several significant items occurred in the second quarters of 2003 and 2002 that reduced reported results by $0.29 and $0.03 per diluted share, respectively.

         For the six months ended June 30, 2003, revenues were $1.5 billion, compared with $1.4 billion in the 2002 period. Reported net income for the six months ended June 30, 2003 was $9 million, or $0.16 per diluted share. The company reported a net loss of $124 million for the six months ended June 30, 2002, or $2.35 per diluted share. As summarized in the table below, several significant items occurred in the six months ended June 30, 2003 and 2002 that reduced reported results by $0.30 and $3.01 per diluted share, respectively.

         "For the quarter, we converted well on higher than expected sales," stated Dug Campbell, president and chief executive officer of Tower Automotive. "We also generated $112 million of cash from operations, which exceeded our capital spending of $58 million for the quarter. Our recent debt restructuring has improved the financial flexibility of our enterprise and our launch activity is on track."

         During the second quarter of 2003, the company completed a $258 million senior note offering and also amended its senior credit facility, reducing the borrowing capacity but providing for less stringent financial covenants in order to enhance overall liquidity. The combination of the senior notes offering and amended senior credit facility will also provide flexibility for the company to redeem its $200 million convertible subordinated notes.

         The company previously announced that it is relocating the production of high-volume frame assemblies for the Ford Ranger currently performed at its Milwaukee facility to its Bellevue, Ohio, business unit. The relocation of the Ranger production line will be completed by June of 2004. Tower Automotive


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expects to realize annual cash savings, primarily from reduced labor costs, of approximately $10 million following full completion of the move. During the second quarter of 2003 the company recorded a $23.1 million pre-tax restructuring and asset impairment charge ($0.27 per share effect) comprised of cash charges of $2.8 million, pension and other post-retirement benefit plan curtailment costs of $7.7 million and non-cash asset impairment charges of $12.6 million related to restructuring activities. As indicated above, the periods presented include several significant items that reduced reported results. The following summarizes the impact of these items on diluted EPS:

                                                                        Three Months Ended
                                                               June 30, 2003            June 30, 2002
                                                               -------------            -------------
($ in thousands, except per share amounts)
                                                          Net of tax   Per share    Net of tax   Per share
                                                          ----------   ---------    ----------   ---------
Restructuring and asset impairment charges                   $15,224     $  0.27           --          --
Production interruption costs                                    769        0.01           --          --
Lawsuit settlement at equity joint venture                       660        0.01           --          --
Write-off of debt issuance costs                                 292        0.01      $ 1,296     $  0.02
Write-off of assets at equity joint venture                       --          --          443        0.01
Dilution effect                                                   --       (0.01)          --          --
                                                                         -------                  -------
Total impact per diluted share                                           $  0.29                  $  0.03
                                                                         =======                  =======

                                                                   Six Months Ended
                                                        June 30, 2003               June 30, 2002
                                                        -------------               -------------
($ in thousands, except per share amounts)
                                                Net of tax     Per share      Net of tax      Per share
                                                ----------     ----------     ----------      ----------
Restructuring and asset impairment charges      $   15,224     $     0.27     $   49,015      $     0.92
Production interruption costs                          769           0.01             --              --
Lawsuit settlement at equity joint venture             660           0.01             --              --
Write-off of debt issuance costs                       292           0.01          1,296            0.02
Write-off of assets at equity joint venture             --             --            443            0.01
Cumulative effect of SFAS 142 adoption                  --             --        112,786            2.13
Gain on sale of plant                                   --             --         (2,495)          (0.05)
Dilution effect                                         --             --             --           (0.02)
                                                               ----------                      ----------
Total impact per diluted share                                 $     0.30                      $     3.01
                                                               ==========                      ==========

         ACCESSING THE CONFERENCE CALL WEBSITE AND POWERPOINT PRESENTATION - A conference call of the second quarter and six month results is scheduled today at 11 a.m. ET. Investors may access the Webcast and online presentation by logging onto www.towerautomotive.com, selecting "Investors" and clicking on the Webcast icon.

         Tower Automotive, Inc., is a global designer and producer of vehicle structural components and assemblies used by every major automotive original manufacturer, including Ford, DaimlerChrysler, GM, Honda, Toyota, Nissan, Fiat, Hyundai/Kia, BMW, and Volkswagen Group. Products include body structures and assemblies, lower vehicle frames and structures, chassis modules and systems, and suspension components. The company is based in Grand Rapids, Mich. Additional company information is available at www.towerautomotive.com.

         This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results as a consequence of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which Tower Automotive operates, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.


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                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)

                                                 Three Months Ended June 30,        Six Months Ended June 30,
                                                 ----------------------------      ----------------------------
                                                    2003             2002             2003             2002
                                                 -----------      -----------      -----------      -----------
Revenues                                         $   743,179      $   750,872      $ 1,475,757      $ 1,418,979
Cost of sales                                        664,731          658,178        1,322,785        1,257,276
                                                 -----------      -----------      -----------      -----------

  Gross profit                                        78,448           92,694          152,972          161,703
Selling, general and administrative
   expenses                                           39,135           37,367           73,811           70,362
Restructuring and asset impairment charge             23,066               --           23,066           75,407
                                                 -----------      -----------      -----------      -----------

  Operating income                                    16,247           55,327           56,095           15,934

Interest expense, net                                 18,083           17,176           34,852           35,207
Other expense (income)                                    --            2,939               --             (900)
                                                 -----------      -----------      -----------      -----------
  Income (loss) before provision for
    income taxes                                      (1,836)          35,212           21,243          (18,373)

Provision (benefit) for income taxes                    (625)          12,324            7,222           (6,432)
                                                 -----------      -----------      -----------      -----------
  Income (loss) before equity in earnings of
    joint ventures and minority interest              (1,211)          22,888           14,021          (11,941)

Equity in earnings of joint ventures, net              3,144            4,277            3,788            8,662
Minority interest, net                                (4,356)          (4,274)          (8,660)          (8,347)
                                                 -----------      -----------      -----------      -----------
  Income (loss) before cumulative effect of
    change in accounting principle                    (2,423)          22,891            9,149          (11,626)
Cumulative effect of change in accounting
    principle                                             --               --               --         (112,786)
                                                 -----------      -----------      -----------      -----------

Net income (loss)                                $    (2,423)     $    22,891      $     9,149      $  (124,412)
                                                 ===========      ===========      ===========      ===========

Basic earnings (loss) per common share:
  Income (loss) before cumulative effect of
    change in accounting principle               $     (0.04)     $      0.40      $      0.16      $     (0.22)
  Cumulative effect of change in
    accounting principle                                  --               --               --            (2.13)
                                                 -----------      -----------      -----------      -----------
    Net income (loss)                            $     (0.04)     $      0.40      $      0.16      $     (2.35)
                                                 ===========      ===========      ===========      ===========

Weighted average basic shares outstanding             56,556           57,841           56,375           53,047
                                                 ===========      ===========      ===========      ===========

Diluted earnings (loss) per common share:
   Income (loss) before cumulative effect of
    change in accounting principle               $     (0.04)     $      0.37      $      0.16      $     (0.22)
  Cumulative effect of change in
    accounting principle                                  --               --               --            (2.13)
                                                 -----------      -----------      -----------      -----------
    Net income (loss)                            $     (0.04)     $      0.37      $      0.16      $     (2.35)
                                                 ===========      ===========      ===========      ===========
Weighted average diluted shares outstanding           56,556           74,130           56,632           53,047
                                                 ===========      ===========      ===========      ===========


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                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)

                                                                    June 30,        December 31,
                                                                      2003              2002
                                                                  ------------      ------------
                               Assets                                       (unaudited)
Current assets:
       Cash and cash equivalents                                  $    205,283      $     13,699
       Accounts receivable                                             371,930           249,341
       Inventories                                                     113,193           133,074
       Deferred income taxes, net                                       16,163            20,634
       Prepaid tooling and other                                       152,650           100,433
                                                                  ------------      ------------
             Total current assets                                      859,219           517,181
                                                                  ------------      ------------

Property, plant and equipment, net                                   1,057,073         1,073,619
Investments in joint ventures                                          260,840           260,898
Deferred income taxes                                                  117,477           105,699
Goodwill                                                               486,611           472,967
Other assets, net                                                      159,805           127,521
                                                                  ------------      ------------
                                                                  $  2,941,025      $  2,557,885
                                                                  ============      ============

             Liabilities and Stockholders' Investment

Current liabilities:
       Current maturities of long-term debt and capital lease
          obligations                                             $     95,420      $    120,470
       Accounts payable                                                572,041           417,727
       Accrued liabilities                                             273,543           284,450
                                                                  ------------      ------------
             Total current liabilities                                 941,004           822,647
                                                                  ------------      ------------

Long-term debt, net of current maturities                              757,883           535,220
Obligations under capital leases, net of current maturities             32,747            29,731
Convertible subordinated notes                                         199,984           199,984
Other noncurrent liabilities                                           226,984           199,477
                                                                  ------------      ------------
             Total noncurrent liabilities                            1,217,598           964,412
                                                                  ------------      ------------

Mandatorily redeemable trust convertible preferred securities          258,750           258,750

Stockholders' investment:
       Preferred stock                                                      --                --
       Common stock                                                        660               659
       Additional paid-in capital                                      684,919           683,072
       Retained deficit                                                (48,025)          (57,174)
       Deferred compensation plans                                      (9,618)          (10,746)
       Accumulated other comprehensive loss                            (44,403)          (43,875)
       Treasury stock                                                  (59,860)          (59,860)
                                                                  ------------      ------------
             Total stockholders' investment                            523,673           512,076
                                                                  ------------      ------------
                                                                  $  2,941,025      $  2,557,885
                                                                  ============      ============


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                    TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                       (AMOUNTS IN THOUSANDS - UNAUDITED)

                                                                           SIX MONTHS ENDED JUNE 30,
                                                                          ----------------------------
                                                                             2003              2002
                                                                          -----------      -----------
OPERATING ACTIVITIES:
      Net income (loss)                                                   $     9,149      $  (124,412)
      Adjustments required to reconcile net income (loss) to net cash provided by operating activities -
         Cumulative effect of change in accounting principle                       --          112,786
         Restructuring and asset impairment charge                             23,066           75,407
         Customer recovery related to program cancellation                     15,600               --
         Depreciation                                                          79,106           65,373
         Deferred income tax benefit                                           (1,808)         (15,090)
         Deferred compensation plans                                              460            1,223
         Gain on sale of plant                                                     --           (3,839)
         Equity in earnings of joint ventures, net                             (3,788)          (8,662)
         Change in working capital and other operating items                   (8,709)         (83,478)
                                                                          -----------      -----------

        Net cash provided by operating activities                             113,076           19,308
                                                                          -----------      -----------

INVESTING ACTIVITIES:
      Capital expenditures, net                                               (98,726)         (69,042)
      Acquisitions, including joint venture interests, earnout
        payments and dividends                                                  3,506          (38,039)
      Proceeds from sale of fixed assets                                           --           50,313
                                                                          -----------      -----------

         Net cash used in investing activities                                (95,220)         (56,768)
                                                                          -----------      -----------

FINANCING ACTIVITIES:
      Proceeds from borrowings                                              1,487,428          986,256
      Repayments of debt                                                   (1,314,182)      (1,166,819)
      Net proceeds from issuance of stock                                         482          224,903
                                                                          -----------      -----------

         Net cash provided by financing activities                            173,728           44,340
                                                                          -----------      -----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                       191,584            6,880

CASH AND CASH EQUIVALENTS:
      Beginning of period                                                      13,699           21,767
                                                                          -----------      -----------

      End of period                                                       $   205,283      $    28,647
                                                                          ===========      ===========


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